Exhibit 10.18
UNCONDITIONAL GUARANTY
OF PEAK RESORTS, INC.
     Peak Resorts, Inc. (the “Guarantor”) hereby unconditionally guarantees the full and prompt payment and performance of all obligations of W.C. Acquisition Corp. (the “Borrower”) arising out of or relating to a Promissory Note in the original principal amount of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000.00) (the “Note”) that was executed and delivered to Meadow Green-Wildcat Corp., Meadow Green-Wildcat Skilift Corp., and Wildcat Mountain Ski Area, Inc. (collectively the “Lender”) on or about October, ____, 2010 whether now existing or hereinafter arising, all as the same may be amended, extended, renewed, or modified (all of the foregoing obligations, debts and liabilities of the Borrower being hereinafter referred to as the “Liabilities”); the Lender shall not be required to pursue or to exhaust its remedies against the Borrower, or its successors or against any other party liable for payment of any obligation of the Borrower, whether maker, guarantor, or otherwise, or against any property or assets mortgaged or pledged as security therefor, but upon nonpayment or nonperformance thereof may immediately demand and enforce payment and performance from Guarantor pursuant to this Guaranty. Guarantor hereby waives demand, notice and protest and waives recourse to all suretyship and guarantorship defenses generally and agrees that the liabilities of Guarantor hereunder shall not be affected in any way by any release of security or by the granting of any indulgence by the Lender to any party liable for payment of any obligations guaranteed hereby, or to any other guaranty thereof, or any other party; nor shall the liability of Guarantor be affected in any way by any failure, inability or neglect of the holder of said Note to take any action with respect to, to realize upon or to obtain, any security, rights, endorsements or guaranties relating to any of said obligations guaranteed hereby; nor shall the liability of Guarantor be affected by any fraud, bankruptcy, reduction of the amounts owed by the Borrower to the Lender to zero, or any other matter; Guarantor hereby meaning to waive any and all matters whatsoever whereby Guarantor would or might be released, in whole or in part, from the obligations hereof, it being the intent hereof that Guarantor at all times be liable to the Lender to the same extent as if Guarantor were jointly or severally liable with the Borrower to the Lender for payment of all Liabilities and performances of all of the terms and provisions of such Liabilities.
     If any payment or amount paid on any debt of the Borrower to the Lender, whether or not the same has been applied to such debt by the holder thereof, must be returned by the Lender for any reason or lawfully required to be turned over by the Lender to any other person or entity, Guarantor shall be liable for payment of such amounts as though they have never been so paid or applied. This Guaranty shall be binding upon the successors and assigns of Guarantor.
     Except as otherwise provided herein, Guarantor hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Guaranty may be brought in any state or federal court in the State of New Hampshire, at the election of the Lender.
     Guarantor hereby agrees to pay all costs and expenses incurred by the Lender in seeking to enforce this Guaranty and in collecting or in attempting to collect any Liabilities from any party liable therefor, including without limitation all attorney’s fees incurred in connection therewith.
     This Guaranty shall in all respects be a continuing, absolute, and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the cessation of operation of Guarantor or that at any time or from time to time all Liabilities may have been paid in full), subject to discontinuance only upon actual receipt by the Lender of written notice from Guarantor or any person duly authorized and acting on behalf of Guarantor of the discontinuance hereof or cancellation of this Guaranty by the Lender, provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of Guarantor hereunder with respect to any Liabilities existing prior to the time of actual receipt of such notice by the Lender, any extensions or renewals of any of the foregoing, any interest on any of the foregoing, any expenses paid or incurred by the Lender in endeavoring to collect any of the foregoing and in enforcing this Guaranty against Guarantor; and all of the agreements and obligations of Guarantor under this Guaranty shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Liabilities (including any extensions or renewals thereof) and all such interest and expenses shall have been paid in full. Any amount received by the Lender from any source on account of the Liabilities may be applied by the Lender to the payment of such of the Liabilities, and in such order of application, as the Lender may from time to time elect.
     The Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to Guarantor, assign or transfer any or all of the Liabilities or any interest therein, and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the intent of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee in the Liabilities were the Lender, provided, however, that unless the Lender shall otherwise consent in writing (which consent shall not impair this Guaranty in any way whatsoever), the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Lender, as to those of the Liabilities which the Lender has not assigned or transferred.
     No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy; nor shall any modifications or waiver of any of the provisions of this Guaranty be binding upon the Lender, except as expressly set forth in writing duly signed and delivered by an officer of the Lender. All rights and remedies of the Lender shall be cumulative, and may be exercised at any time or from time to time either singly or in combination. No action of the Lender permitted hereunder shall in any manner affect or impair the rights of the Lender or the obligation of Guarantor under the Guaranty. For the purpose of this Guaranty, Liabilities shall include all obligations of the Borrower to the Lender, whether now existing or hereinafter arising, as the same may be amended, extended, renewed or modified, notwithstanding any right or power of the Borrower or any other person or entity to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Guarantor hereunder.
     This Guaranty shall be construed in accordance with, and shall be governed by, the laws of the State of New Hampshire. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof should be invalid or unenforceable under such law, such invalidity or unenforceability shall not affect in any way the continued validity and enforceability of any other provision hereof.
     Guarantor hereby expressly waives: (a) notice of acceptance by the Lender of this Guaranty, (b) notice of the existence or creation or nonpayment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) any right to indemnity, contribution, exoneration or reimbursement of any kind by any other party directly or indirectly liable for any of the Liabilities, whether maker, endorser, guarantor or otherwise on account of any payment made hereunder, and any right of subrogation to the rights, remedies or security of the holder hereof on account of any payment made hereunder, and (e) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.
     Guarantor, for itself and its successors, and assigns, hereby knowingly, voluntarily , and unconditionally waives any and all rights that Guarantor may have to a trial by jury in any action or proceeding based upon or related to this guaranty, or the Note, or in way related to the administration of the Note hereby or the exercise of rights or remedies related thereto.
     Guarantor, for itself and its successors, and assigns, hereby agrees to defend and hold harmless the lender and its officers, members, and employees from any claim, demand, suit, or action or other proceedings whatsoever by any person or entity whatsoever and any expenses or damages, including charges of outside and in-house counsel arising or purportedly arising from or in connection with the Lender’s extension of credit to Borrower.

     IN WITNESS WHEREOF, Guarantor has hereunto set his hand and seal this 12th day of November, 2010.

PEAK RESORTS, INC.

/s/ Dawn M. Humphreys	/s/ Stephen Mueller

Witness	By: Stephen Mueller Its: Vice President

SCHEDULE A
Schedule of Items

Item	Deadline for Completion
Mount Snow shall organize and duly form a wholly owned subsidiary entity (the “Joint Venture Entity”), pursuant to organizational documents approved by Lender, for the purpose of commencing the development and/or sale of the Development Land, as such term is contemplated by the term sheet dated February 9, 2006 by and between Lender and Peak Resorts, Inc. (the “Term Sheet”) The Joint Venture Entity shall be structured as specified in the Term Sheet, except that proceeds with respect to sales of the Development Land shall be shared 50/50 as between Lender and Mount Snow following full repayment of the Development Loan. Alternatively, and in lieu of the foregoing Lender may approve in its discretion such other transaction structure as may be proposed by Mount Snow, provided that such transaction structure ultimately causes the same economic results as the foregoing transaction structure with respect to the Joint Venture Entity and sales of the Development Land.
April 1, 2011

Mount Snow shall submit to Lender for its approval a written list of parcels within the Project (as defined in the Loan Agreement of even date herewith between Peak and Lender) that Mount Snow desires to constitute the Development Land, which Development Land shall include, without limitation, the parcels commonly referred to as the Hosea Mann Parcel and the Howe Farm Parcel.
April 1, 2011

Mount Snow shall cause an ALTA/ACSM Land Title Survey to be performed on the Development Land.	April 1, 2011

5